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                                                                EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 2, 1996, included (or incorporated by reference) in Edison International's Annual Report on Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in this Registration Statement.





                                              ARTHUR ANDERSEN LLP
                                              ARTHUR ANDERSEN LLP


Los Angeles, California
July 15, 1996